Exhibit 99.3

Discussion and

Reconciliation of Non-

GAAP Financial Measures

September 30, 2022

(Unaudited)

Definitions
Adjusted Fixed Charge Coverage Adjusted EBITDAre divided by Fixed Charges. Adjusted Fixed Charge Coverage is a supplemental measure of liquidity and our ability to meet interest payments on our outstanding debt and pay dividends to our preferred stockholders, if applicable. Our various debt agreements contain covenants that require us to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain of our debt instruments. Adjusted Fixed Charge Coverage is subject to the same limitations and qualifications as Adjusted EBITDAre and Fixed Charges.
Adjusted Funds From Operations (“AFFO”) AFFO is defined as FFO as Adjusted after excluding the impact of the following: (i) amortization of stock-based compensation, (ii) amortization of deferred financing costs, net, (iii) straight-line rents, (iv) deferred income taxes, and (v) other AFFO adjustments, which include: (a) amortization of acquired market lease intangibles, net, (b) non-cash interest related to DFLs and lease incentive amortization (reduction of straight-line rents), (c) actuarial reserves for insurance claims that have been incurred but not reported, and (d) amortization of deferred revenues, excluding amounts amortized into rental income that are associated with tenant funded improvements owned/recognized by us and up-front cash payments made by tenants to reduce their contractual rents. Also, AFFO is computed after deducting recurring capital expenditures, including second generation leasing costs and second generation tenant and capital improvements, and includes adjustments to compute our share of AFFO from our unconsolidated joint ventures. More specifically, recurring capital expenditures, including second generation leasing costs and second generation tenant and capital improvements ("AFFO capital expenditures") excludes our share from unconsolidated joint ventures (reported in “other AFFO adjustments”). Adjustments for joint ventures are calculated to reflect our pro rata share of both our consolidated and unconsolidated joint ventures. We reflect our share of AFFO for unconsolidated joint ventures by applying our actual ownership percentage for the period to the applicable reconciling items on an entity by entity basis. We reflect our share for consolidated joint ventures in which we do not own 100% of the equity by adjusting our AFFO to remove the third party ownership share of the applicable reconciling items based on actual ownership percentage for the applicable periods (reported in “other AFFO adjustments”). See FFO for further disclosure regarding our use of pro rata share information and its limitations. We believe AFFO is an alternative run-rate earnings measure that improves the understanding of our operating results among investors and makes comparisons with: (i) expected results, (ii) results of previous periods, and (iii) results among REITs more meaningful. AFFO does not represent cash generated from operating activities determined in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as it excludes the following items which generally flow through our cash flows from operating activities: (i) adjustments for changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, (ii) transaction-related costs, (iii) litigation settlement expenses, and (iv) restructuring and severance-related charges. Furthermore, AFFO is adjusted for recurring capital expenditures, which are generally not considered when determining cash flows from operations or liquidity. Other REITs or real estate companies may use different methodologies for calculating AFFO, and accordingly, our AFFO may not be comparable to those reported by other REITs. Management believes AFFO provides a meaningful supplemental measure of our performance and is frequently used by analysts, investors, and other interested parties in the evaluation of our performance as a REIT, and by presenting AFFO, we are assisting these parties in their evaluation. AFFO is a non-GAAP supplemental financial measure and should not be considered as an alternative to net income (loss) determined in accordance with GAAP and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Consolidated Debt The carrying amount of bank line of credit, commercial paper, term loans, senior unsecured notes, and mortgage debt, as reported in our consolidated financial statements.
Consolidated Gross Assets The carrying amount of total assets, excluding investments in and advances to our unconsolidated JVs, after adding back accumulated depreciation and amortization, as reported in our consolidated financial statements. Consolidated Gross Assets is a supplemental measure of our financial position, which, when used in conjunction with debt-related measures, enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Consolidated Secured Debt  Mortgage and other debt secured by real estate, as reported in our consolidated financial statements.
Continuing Care Retirement Community (“CCRC”) A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing).
Debt Investments Loans secured by a direct interest in real estate and mezzanine loans.
Direct Financing Lease (“DFL”) Lease for which future minimum lease payments are recorded as a receivable and the difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income. Unearned income is deferred and amortized to income over the lease terms to provide a constant yield.

2

Definitions
EBITDAre and Adjusted EBITDAre EBITDAre, or EBITDA for Real Estate, is a supplemental performance measure defined by the National Association of Real Estate Investment Trusts (“Nareit”) and intended for real estate companies. It represents earnings before interest expense, income taxes, depreciation and amortization, gains or losses from sales of depreciable property (including gains or losses on change in control), and impairment charges (recoveries) related to depreciable property. Adjusted EBITDAre is defined as EBITDAre excluding other impairments (recoveries) and other losses (gains), transaction-related items, prepayment costs (benefits) associated with early retirement or payment of debt, restructuring and severance related charges, litigation costs (recoveries), casualty-related charges (recoveries), stock compensation expense, and foreign currency remeasurement losses (gains), adjusted to reflect the impact of transactions that closed during the quarter as if the transactions were completed at the beginning of the quarter. EBITDAre and Adjusted EBITDAre include our pro rata share of our unconsolidated JVs presented on the same basis. We consider EBITDAre and Adjusted EBITDAre important supplemental measures to net income (loss) because they provide an additional manner in which to evaluate our operating performance and serve as additional indicators of our ability to service our debt obligations. Net income (loss) is the most directly comparable U.S. generally accepted accounting principles (“GAAP”) measure to EBITDAre and Adjusted EBITDAre.
Enterprise Debt Consolidated Debt plus our pro rata share of total debt from our unconsolidated JVs. Enterprise Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share of total debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Enterprise Gross Assets Consolidated Gross Assets plus our pro rata share of total gross assets from our unconsolidated JVs, after adding back accumulated depreciation and amortization. Enterprise Gross Assets is a supplemental measure of our financial position, which, when used in conjunction with debt-related measures, enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Enterprise Secured Debt Consolidated Secured Debt plus our pro rata share of mortgage debt from our unconsolidated JVs. Enterprise Secured Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share of Enterprise Secured Debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Entrance Fees Certain of our CCRC communities have residency agreements which require the resident to pay an upfront entrance fee prior to taking occupancy at the community. For net income, NOI, Adjusted NOI, Nareit FFO, FFO as Adjusted, and AFFO, the non-refundable portion of the entrance fee is recorded as deferred entrance fee revenue and amortized over the estimated stay of the resident based on an actuarial valuation. The refundable portion of a resident’s entrance fee is generally refundable within a certain number of months or days following contract termination or upon the sale of the unit. All refundable amounts due to residents at any time in the future are classified as liabilities.
Financial Leverage Enterprise Debt divided by Enterprise Gross Assets. Financial Leverage is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share information is calculated by applying our actual ownership percentage for the period and excludes debt funded by us to our JVs. Our pro rata share of total debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Fixed Charges Total interest expense plus capitalized interest plus preferred stock dividends (if applicable). Fixed Charges also includes our pro rata share of the interest expense plus capitalized interest plus preferred stock dividends (if applicable) of our unconsolidated JVs. Fixed Charges is a supplemental measure of our interest payments on outstanding debt and dividends to preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage. Fixed Charges is subject to limitations and qualifications, as, among other things, it does not include all contractual obligations.
Funds From Operations (“Nareit FFO”) and FFO as Adjusted FFO encompasses Nareit FFO and FFO as Adjusted, each of which is described in detail below. We believe FFO applicable to common shares, diluted FFO applicable to common shares, and diluted FFO per common share are important supplemental non-GAAP measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets utilizes straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the REIT industry to address this issue.

3

Definitions
Nareit FFO. FFO, as defined by the National Association of Real Estate Investment Trusts (“Nareit”), is net income (loss) applicable to common shares (computed in accordance with GAAP), excluding gains or losses from sales of depreciable property, including any current and deferred taxes directly associated with sales of depreciable property, impairments of, or related to, depreciable real estate, plus real estate and other real estate-related depreciation and amortization, and adjustments to compute our share of Nareit FFO and FFO as Adjusted (see below) from joint ventures. Adjustments for joint ventures are calculated to reflect our pro rata share of both our consolidated and unconsolidated joint ventures. We reflect our share of Nareit FFO for unconsolidated joint ventures by applying our actual ownership percentage for the period to the applicable reconciling items on an entity by entity basis. For consolidated joint ventures in which we do not own 100%, we reflect our share of the equity by adjusting our Nareit FFO to remove the third party ownership share of the applicable reconciling items based on actual ownership percentage for the applicable periods. Our pro rata share information is prepared on a basis consistent with the comparable consolidated amounts, is intended to reflect our proportionate economic interest in the operating results of properties in our portfolio and is calculated by applying our actual ownership percentage for the period. We do not control the unconsolidated joint ventures, and the pro rata presentations of reconciling items included in Nareit FFO do not represent our legal claim to such items. The joint venture members or partners are entitled to profit or loss allocations and distributions of cash flows according to the joint venture agreements, which provide for such allocations generally according to their invested capital.
The presentation of pro rata information has limitations, which include, but are not limited to, the following: (i) the amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses and (ii) other companies in our industry may calculate their pro rata interest differently, limiting the usefulness as a comparative measure. Because of these limitations, the pro rata financial information should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP financial statements, using the pro rata financial information as a supplement.
Nareit FFO does not represent cash generated from operating activities in accordance with GAAP, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income (loss). We compute Nareit FFO in accordance with the current Nareit definition; however, other REITs may report Nareit FFO differently or have a different interpretation of the current Nareit definition from ours.
FFO as Adjusted. In addition, we present Nareit FFO on an adjusted basis before the impact of non-comparable items including, but not limited to, transaction-related items, other impairments (recoveries) and other losses (gains), restructuring and severance related charges, prepayment costs (benefits) associated with early retirement or payment of debt, litigation costs (recoveries), casualty-related charges (recoveries), foreign currency remeasurement losses (gains), deferred tax asset valuation allowances, and changes in tax legislation (“FFO as Adjusted”). These adjustments are net of tax, when applicable. Transaction-related items include transaction expenses and gains/charges incurred as a result of mergers and acquisitions and lease amendment or termination activities. Prepayment costs (benefits) associated with early retirement of debt include the write-off of unamortized deferred financing fees, or additional costs, expenses, discounts, make-whole payments, penalties or premiums incurred as a result of early retirement or payment of debt. Other impairments (recoveries) and other losses (gains) include interest income associated with early and partial repayments of loans receivable and other losses or gains associated with non-depreciable assets including goodwill, DFLs, undeveloped land parcels, and loans receivable. Management believes that FFO as Adjusted provides a meaningful supplemental measurement of our FFO run-rate and is frequently used by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. At the same time that Nareit created and defined its FFO measure for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” We believe stockholders, potential investors, and financial analysts who review our operating performance are best served by an FFO run-rate earnings measure that includes certain other adjustments to net income (loss), in addition to adjustments made to arrive at the Nareit defined measure of FFO. FFO as Adjusted is used by management in analyzing our business and the performance of our properties and we believe it is important that stockholders, potential investors, and financial analysts understand this measure used by management. We use FFO as Adjusted to: (i) evaluate our performance in comparison with expected results and results of previous periods, relative to resource allocation decisions, (ii) evaluate the performance of our management, (iii) budget and forecast future results to assist in the allocation of resources, (iv) assess our performance as compared with similar real estate companies and the industry in general, and (v) evaluate how a specific potential investment will impact our future results. Other REITs or real estate companies may use different methodologies for calculating an adjusted FFO measure, and accordingly, our FFO as Adjusted may not be comparable to those reported by other REITs.
Investment and Portfolio Investment Represents: (i) the carrying amount of real estate assets and intangibles, after adding back accumulated depreciation and amortization and (ii) the carrying amount of DFLs and Debt Investments. Portfolio Investment also includes our pro rata share of the real estate assets and intangibles held in our unconsolidated JVs, presented on the same basis as Investment, and excludes noncontrolling interests' pro rata share of the real estate assets and intangibles held in our consolidated JVs, presented on the same basis. Investment and Portfolio Investment exclude land held for development.

4

Definitions
Net Debt Enterprise Debt less the carrying amount of cash and cash equivalents, restricted cash, and expected net proceeds from the future settlement of shares issued through our equity forward contracts, as reported in our consolidated financial statements and our pro rata share of cash and cash equivalents and restricted cash from our unconsolidated JVs. Consolidated Debt is the most directly comparable GAAP measure to Net Debt. Net Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Net Debt to Adjusted EBITDAre Net Debt divided by Adjusted EBITDAre is a supplemental measure of our ability to decrease our debt. Because we may not be able to use our cash to reduce our debt on a dollar-for-dollar basis, this measure may have material limitations.
Net Operating Income (“NOI”) and Cash (Adjusted) NOI NOI and Adjusted NOI are non-U.S. generally accepted accounting principles (“GAAP”) supplemental financial measures used to evaluate the operating performance of real estate. NOI is defined as real estate revenues (inclusive of rental and related revenues, resident fees and services, income from direct financing leases, and government grant income and exclusive of interest income), less property level operating expenses; NOI excludes all other financial statement amounts included in net income (loss). Adjusted NOI is calculated as NOI after eliminating the effects of straight-line rents, DFL non-cash interest, amortization of market lease intangibles, termination fees, actuarial reserves for insurance claims that have been incurred but not reported, and the impact of deferred community fee income and expense. NOI and Adjusted NOI are calculated as NOI and Adjusted NOI from consolidated properties, plus our share of NOI and Adjusted NOI from unconsolidated joint ventures (calculated by applying our actual ownership percentage for the period), less noncontrolling interests’ share of NOI and Adjusted NOI from consolidated joint ventures (calculated by applying our actual ownership percentage for the period). Management utilizes its share of NOI and Adjusted NOI in assessing its performance as we have various joint ventures that contribute to its performance. We do not control our unconsolidated joint ventures, and our share of amounts from unconsolidated joint ventures do not represent our legal claim to such items. Our share of NOI and Adjusted NOI should not be considered a substitute for, and should only be considered together with and as a supplement to, our financial information presented in accordance with GAAP.
Adjusted NOI is oftentimes referred to as “Cash NOI.” Management believes NOI and Adjusted NOI are important supplemental measures because they provide relevant and useful information by reflecting only income and operating expense items that are incurred at the property level and present them on an unlevered basis. We use NOI and Adjusted NOI to make decisions about resource allocations, to assess and compare property level performance, and to evaluate our Same-Store (“SS”) performance, as described below. We believe that net income (loss) is the most directly comparable GAAP measure to NOI and Adjusted NOI. NOI and Adjusted NOI should not be viewed as alternative measures of operating performance to net income (loss) as defined by GAAP since they do not reflect various excluded items. Further, our definitions of NOI and Adjusted NOI may not be comparable to the definitions used by other REITs or real estate companies, as they may use different methodologies for calculating NOI and Adjusted NOI.
Operating expenses generally relate to leased medical office and life science properties, as well as CCRC facilities. We generally recover all or a portion of our leased medical office and life science property expenses through tenant recoveries. We present expenses as operating or general and administrative based on the underlying nature of the expense.
Portfolio Adjusted NOI Portfolio Adjusted NOI is Portfolio Cash Real Estate Revenues less Portfolio Cash Operating Expenses.
Portfolio Operating Expenses and Portfolio Cash Operating Expenses Portfolio Operating Expenses and Portfolio Cash Operating Expenses are non-GAAP supplemental measures. Portfolio Operating Expenses represent property level operating expenses (which exclude transition costs). Portfolio Operating Expenses include consolidated operating expenses plus the Company's pro rata share of operating expenses from its unconsolidated JVs less noncontrolling interests' pro rata share of operating expenses from consolidated JVs. Portfolio Cash Operating Expenses represent Portfolio Operating Expenses after eliminating the effects of straight-line rents, lease termination fees, actuarial reserves for insurance claims that have been incurred but not reported, and the impact of deferred community fee expense.
Portfolio Income Cash (Adjusted) NOI plus interest income plus our pro rata share of Cash (Adjusted) NOI from our unconsolidated JVs less noncontrolling interests' pro rata share of Cash (Adjusted) NOI from consolidated JVs. Management believes that Portfolio Income is an important supplemental measure because it provides relevant and useful information regarding our performance; specifically, it is a measure of our property level profitability of the Company inclusive of interest income. Management believes that net income (loss) is the most directly comparable GAAP measure to Portfolio Income. Portfolio Income should not be viewed as an alternative measure of operating performance to net income (loss) as defined by GAAP since it does not reflect various excluded items.
Portfolio Real Estate Revenues and Portfolio Cash Real Estate Revenues Portfolio Real Estate Revenues and Portfolio Cash Real Estate Revenues are non-GAAP supplemental measures. Portfolio Real Estate Revenues include rental related revenues, resident fees and services, income from DFLs, and government grant income which is included in Other income (expense), net in our Consolidated Statement of Operations. Portfolio Real Estate Revenues include the Company's pro rata share from unconsolidated JVs presented on the same basis and exclude noncontrolling interests' pro rata share from consolidated JVs presented on the same basis. Portfolio Cash Real Estate Revenues include Portfolio Real Estate Revenues after eliminating the effects of straight-line rents, DFL non-cash interest, amortization of market lease intangibles, lease termination fees, and the impact of deferred community fee income.

5

Definitions
REVPOR CCRC The 3-month average Cash Real Estate Revenues per occupied unit excluding Cash NREFs for the most recent period available. REVPOR CCRC excludes newly completed assets under lease-up, assets sold, acquired or converted to a new operating structure during the relevant period, assets in redevelopment, assets that are held for sale, and assets that experienced a casualty event that significantly impacted operations. REVPOR cannot be derived from the information presented for the CCRC portfolio as units reflect 100% of the unit capacities for unconsolidated JVs and revenue is at the Company's pro rata share. All facility occupancy data was derived solely from information provided by operators without independent verification by us. REVPOR CCRC is a metric used to evaluate the revenue-generating capacity and profit potential of our CCRC assets independent of fluctuating occupancy rates. It is also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our CCRC assets.
REVPOR Other The 3-month average Cash Real Estate Revenues per occupied unit for the most recent period available. REVPOR Other excludes newly completed assets under lease-up, assets sold, acquired or converted to a new operating structure during the relevant period, assets in redevelopment, assets that are held for sale, and assets that experienced a casualty event that significantly impacted operations. REVPOR cannot be derived from the information presented for the Other portfolio as units reflect 100% of the unit capacities for unconsolidated JVs and revenue is at the Company's pro rata share. All facility occupancy data was derived solely from information provided by operators without independent verification by us. REVPOR Other is a metric used to evaluate the revenue-generating capacity and profit potential of our other assets independent of fluctuating occupancy rates. It is also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our other assets.
RIDEA A structure whereby a taxable REIT subsidiary is permitted to rent a healthcare facility from its parent REIT and hire an independent contractor to operate the facility.
Same-Store (“SS”) Same-Store NOI and Cash (Adjusted) NOI information allows us to evaluate the performance of our property portfolio under a consistent population by eliminating changes in the composition of our consolidated portfolio of properties. Same-Store Adjusted NOI excludes amortization of deferred revenue from tenant-funded improvements and certain non-property specific operating expenses that are allocated to each operating segment on a consolidated basis. Properties are included in Same-Store once they are stabilized for the full period in both comparison periods. Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when the tenant(s) control(s) the physical use of at least 80% of the space and rental payments have commenced) or 12 months from the acquisition date. Newly completed developments and redevelopments are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Properties that experience a change in reporting structure are considered stabilized after 12 months in operations under a consistent reporting structure. A property is removed from Same-Store when it is classified as held for sale, sold, placed into redevelopment, experiences a casualty event that significantly impacts operations, a change in reporting structure or operator transition has been agreed to, or a significant tenant relocates from a Same-Store property to a non Same-Store property and that change results in a corresponding increase in revenue. We do not report Same-Store metrics for our other non-reportable segments.
Secured Debt Ratio Enterprise Secured Debt divided by Enterprise Gross Assets. Secured Debt Ratio is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share information is calculated by applying our actual ownership percentage for the period and excludes debt funded by us to our JVs. Our pro rata share of Total Secured Debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Segments The Company’s diverse portfolio is comprised of investments in the following reportable healthcare segments: (i) life science; (ii) medical office; (iii) continuing care retirement community (“CCRC”), and (iv) other non-reportable segment.
Share of Consolidated Joint Ventures ("JVs") Noncontrolling interests' pro rata share information is prepared by applying noncontrolling interests' actual ownership percentage for the period and is intended to reflect noncontrolling interests' proportionate economic interest in the financial position and operating results of properties in our portfolio.
Share of Unconsolidated Joint Ventures Our pro rata share information is prepared by applying our actual ownership percentage for the period and is intended to reflect our proportionate economic interest in the financial position and operating results of properties in our portfolio.
Stabilized / Stabilization Newly acquired operating assets are generally considered Stabilized at the earlier of lease-up (typically when the tenant(s) control(s) the physical use of at least 80% of the space and rental payments have commenced) or 12 months from the acquisition date. Newly completed developments and redevelopments are considered Stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Properties that experience a change in reporting structure are considered Stabilized after 12 months in operations under a consistent reporting structure.

Reconciliations
In thousands, except per share data

Funds From Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income (loss) applicable to common shares	$353,366	$54,442	$491,398	$473,778
Real estate related depreciation and amortization	173,190	177,175	531,412	506,172
Healthpeak’s share of real estate related depreciation and amortization from unconsolidated joint ventures	8,704	4,722	19,049	12,044
Noncontrolling interests’ share of real estate related depreciation and amortization	(4,464)	(4,849)	(14,487)	(14,599)
Loss (gain) on sales of depreciable real estate, net(1)	5,280	(41,393)	(11,408)	(598,531)
Healthpeak’s share of loss (gain) on sales of depreciable real estate, net, from unconsolidated joint ventures	239	(1,068)	89	(6,934)
Noncontrolling interests’ share of gain (loss) on sales of depreciable real estate, net	—	3,450	12	5,628
Loss (gain) upon change of control, net(2)	(311,438)	—	(311,438)	(1,042)
Taxes associated with real estate dispositions	197	483	31	2,666
Impairments (recoveries) of depreciable real estate, net	—	1,952	—	5,695
Nareit FFO applicable to common shares	225,074	194,914	704,658	384,877
Distributions on dilutive convertible units and other	2,352	1,651	7,055	—
Diluted Nareit FFO applicable to common shares	$227,426	$196,565	$711,713	$384,877

Weighted average shares outstanding - diluted Nareit FFO	546,015	544,889	546,677	539,159

Impact of adjustments to Nareit FFO:
Transaction-related items	$681	$1,259	$1,573	$6,638
Other impairments (recoveries) and other losses (gains), net(3)	2,897	20,073	(5,874)	25,161
Restructuring and severance related charges	—	—	—	2,463
Loss (gain) on debt extinguishments	—	667	—	225,824
Casualty-related charges (recoveries), net(4)	4,514	558	4,103	5,203
Total adjustments	8,092	22,557	(198)	265,289

FFO as Adjusted applicable to common shares	233,166	217,471	704,460	650,166
Distributions on dilutive convertible units and other	2,338	2,313	7,055	6,323
Diluted FFO as Adjusted applicable to common shares	$235,504	$219,784	$711,515	$656,489

Weighted average shares outstanding - diluted FFO as Adjusted	546,015	546,714	546,677	546,485

Diluted earnings per common share	$0.65	$0.10	$0.91	$0.88
Depreciation and amortization	0.33	0.33	0.98	0.93
Loss (gain) on sales of depreciable real estate, net	0.01	(0.07)	(0.02)	(1.11)
Loss (gain) upon change of control, net(2)	(0.57)	—	(0.57)	0.00
Taxes associated with real estate dispositions	0.00	0.00	0.00	0.00
Impairments (recoveries) of depreciable real estate, net	—	0.00	—	0.01
Diluted Nareit FFO per common share	$0.42	$0.36	$1.30	$0.71
Transaction-related items	0.00	0.00	0.00	0.01
Other impairments (recoveries) and other losses (gains), net(3)	0.00	0.04	(0.01)	0.05
Restructuring and severance related charges	—	—	—	0.00
Loss (gain) on debt extinguishments	—	0.00	—	0.42
Casualty-related charges (recoveries), net(4)	0.01	0.00	0.01	0.01
Diluted FFO as Adjusted per common share	$0.43	$0.40	$1.30	$1.20

7

Reconciliations
In thousands, except per share data

Adjusted Funds From Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
FFO as Adjusted applicable to common shares	$233,166	$217,471	$704,460	$650,166
Stock-based compensation amortization expense	4,614	4,436	14,635	13,895
Amortization of deferred financing costs	2,691	2,343	8,069	6,677
Straight-line rents	(12,965)	(8,290)	(36,837)	(23,627)
AFFO capital expenditures	(24,358)	(28,980)	(75,103)	(72,112)
Deferred income taxes	(2,814)	(1,747)	(3,741)	(6,240)
Other AFFO adjustments	(7,020)	(5,494)	(20,545)	(15,181)
AFFO applicable to common shares	193,314	179,739	590,938	553,578
Distributions on dilutive convertible units and other	1,649	1,650	4,945	4,512
Diluted AFFO applicable to common shares	$194,963	$181,389	$595,883	$558,090

Weighted average shares outstanding - diluted AFFO	544,190	544,889	544,852	544,660
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(1)This amount can be reconciled by combining the balances from the corresponding line of the Consolidated Statements of Operations on page 8 of the Earnings Release and Supplemental Report and Discontinued Operations Reconciliation on page 36 of this document for the three and nine months ended September 30, 2022.
(2)The three and nine months ended September 30, 2022 includes a gain upon change of control related to the sale of a 30% interest to a sovereign wealth fund and deconsolidation of seven previously consolidated life science assets in South San Francisco, California. The gain upon change of control is included in other income (expense), net in the Consolidated Statements of Operations.
(3)The three months ended September 30, 2022 includes reserves for loan losses recognized in impairments and loan loss reserves (recoveries), net in the Consolidated Statements of Operations. The nine months ended September 30, 2022 also includes the following, which are included in other income (expense), net in the Consolidated Statements of Operations: (i) a $23 million gain on sale of a hospital that was in a direct financing lease and (ii) $14 million of expenses incurred for tenant relocation and other costs associated with the demolition of an MOB. The three months ended September 30, 2021 includes the following: (i) a $22 million goodwill impairment charge in connection with our senior housing triple-net and SHOP asset sales which is reported in income (loss) from discontinued operations in the Consolidated Statements of Operations and (ii) recoveries of loan loss reserves recognized in impairments and loan loss reserves (recoveries), net in the Consolidated Statements of Operations. The nine months ended September 30, 2021 also includes the following: (i) $6 million of accelerated recognition of a mark-to-market discount, less loan fees, resulting from prepayments on loans receivable which is included in interest income in the Consolidated Statements of Operations and (ii) an additional $7 million goodwill impairment charge in connection with our senior housing triple-net and SHOP asset sales.
(4)Casualty-related charges (recoveries), net are recognized in other income (expense), net and equity income (loss) from unconsolidated joint ventures in the Consolidated Statements of Operations. The amounts are reported net of the associated income tax impact.

8

Reconciliations
Per share data

Projected Future Operations(1)

	Full Year 2022
	Low	High
Diluted earnings per common share	$0.94	$0.96
Real estate related depreciation and amortization	1.32	1.32
Healthpeak's share of real estate related depreciation and amortization from unconsolidated joint ventures	0.05	0.05
Noncontrolling interests' share of real estate related depreciation and amortization	(0.04)	(0.04)
Loss (gain) on sales of real estate, net	(0.02)	(0.02)
Loss (gain) upon change of control, net	(0.58)	(0.58)
Diluted Nareit FFO per common share	$1.67	$1.69
Other impairments (recoveries) and other losses (gains), net	(0.01)	(0.01)
Severance-related charge	0.05	0.05
Casualty-related charges (recoveries), net	0.01	0.01
Diluted FFO as Adjusted per common share	$1.72	$1.74
______________________________________
(1)The foregoing projections reflect management's view of current and future market conditions as of November 1, 2022 including assumptions with respect to rental rates, occupancy levels, development items, and the earnings impact of the events referenced in our earnings press release that was issued on November 1, 2022. However, these projections do not reflect the impact of unannounced future transactions, except as described herein. Our actual results may differ materially from the projections set forth above. Except as otherwise required by law, management assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

9

Reconciliations
In millions

Projected SS Cash NOI(1)
For the projected year 2022 (low)

	Life Science	Medical Office	CCRC	Other	Corporate Adjustments	Total
Net income (loss)	$613	$212	$(36)	$14	$(277)	$526
Other income, costs, and expenses excluded from NOI(2)	—	234	137	1	277	650
NOI	$613	$446	$101	$15	$—	$1,176
Non-SS NOI	(154)	(86)	1	(15)	—	(254)
SS NOI	459	361	102	—	—	922
Non-cash adjustments to SS NOI(3)	(37)	(3)	1	—	—	(39)
SS Cash (Adjusted) NOI	$423	$358	$103	$—	$—	$883

For the projected year 2022 (high)

	Life Science	Medical Office	CCRC	Other	Corporate Adjustments	Total
Net income (loss)	$611	$210	$(33)	$19	$(273)	$534
Other income, costs, and expenses excluded from NOI(2)	5	239	137	1	274	656
NOI	$616	$449	$104	$20	$1	$1,190
Non-SS NOI	(155)	(86)	1	(20)	(1)	(261)
SS NOI	461	363	106	—	—	930
Non-cash adjustments to SS NOI(3)	(37)	(3)	1	—	—	(39)
SS Cash (Adjusted) NOI	$425	$359	$107	$—	$—	$891

For the year ended December 31, 2021

	Life Science	Medical Office	CCRC	Other	Corporate Adjustments	Total
Net income (loss)	$245	$356	$(40)	$39	$(74)	$526
Other income, costs, and expenses excluded from NOI(2)	306	68	132	(21)	77	562
NOI	$551	$424	$92	$18	$3	$1,088
Non-SS NOI	(113)	(71)	1	(18)	(3)	(203)
SS NOI	438	353	94	—	—	885
Non-cash adjustments to SS NOI(3)	(35)	(8)	3	—	—	(40)
SS Cash (Adjusted) NOI	$403	$345	$97	$—	$—	$845
______________________________________
(1)The foregoing projections reflect management's view of current and future market conditions as of November 1, 2022 including assumptions with respect to rental rates, occupancy levels, development items, and the earnings impact of the events referenced in our earnings press release that was issued on November 1, 2022. However, these projections do not reflect the impact of unannounced future transactions, except as described herein. Our actual results may differ materially from the projections set forth above. Except as otherwise required by law, management assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments. May not foot, cross foot, or recalculate due to rounding and adjustments made to SS high and low ranges reported by segments.
(2)Represents interest income, gain (loss) on sales of real estate, net, other income (expense), net (inclusive of $311 million gain upon change in control within the Life Science segment), income tax benefit (expense), equity income (loss) from unconsolidated joint ventures (excluding NOI), interest expense, depreciation and amortization, general and administrative, transaction costs, and loss on debt extinguishments. The year ended December 31, 2021 includes discontinued operations in the corporate adjustments column.
(3)Represents straight-line rents, amortization of market lease intangibles, net, the deferral of community fees, net of amortization, management contract termination expense, actuarial reserves for insurance claims that have been incurred but not reported, and lease termination fees.

10

Reconciliations
In thousands

Enterprise Gross Assets and Portfolio Investment

	September 30, 2022
	Life Science	Medical Office	CCRC	Other	Discontinued Operations(1)	Corporate Non-segment	Total
Consolidated total assets(2)	$7,937,414	$4,729,926	$2,077,955	$728,633	$2,824	$185,204	$15,661,956
Investments in and advances to unconsolidated JVs	(341,143)	(8,855)	—	(348,905)	—	—	(698,903)
Accumulated depreciation and amortization(3)	1,315,937	1,815,372	407,130	—	—	—	3,538,439
Consolidated Gross Assets	$8,912,208	$6,536,443	$2,485,085	$379,728	$2,824	$185,204	$18,501,492
Healthpeak's share of unconsolidated JV gross assets	383,765	19,047	403	486,617	61	—	889,893
Enterprise Gross Assets	$9,295,973	$6,555,490	$2,485,488	$866,345	$2,885	$185,204	$19,391,385
Land held for development	(595,689)	(4,690)	—	—	—	—	(600,379)
Fully depreciated real estate and intangibles	415,045	520,723	17,389	—	—	—	953,157
Non-real estate related assets(4)	(292,983)	(394,327)	(230,077)	(22,934)	(2,885)	(185,204)	(1,128,410)
Real estate intangible liabilities	(193,095)	(137,890)	—	—	—	—	(330,985)
Noncontrolling interests' share of consolidated JVs real estate and related intangibles	(9,322)	(387,699)	—	—	—	—	(397,021)
Portfolio Investment	$8,619,929	$6,151,607	$2,272,800	$843,411	$—	$—	$17,887,747
______________________________________
(1)In September 2021, the Company successfully completed the disposition of the remaining senior housing triple-net and SHOP assets. Remaining balances associated with these assets are reported within discontinued operations and represents trailing activities primarily comprised of Accounts receivable, net of allowance and Cash and cash equivalents.
(2)Consolidated total assets represents total assets on the Consolidated Balance Sheet as of September 30, 2022 presented on page 7 within the Earnings Release and Supplemental Report for the quarter ended September 30, 2022.
(3)Accumulated depreciation and amortization includes accumulated depreciation for real estate, accumulated amortization for real estate related intangible assets, and accumulated amortization for right-of-use assets.
(4)Balance includes cash and cash equivalents, restricted cash, right-of-use asset, net, accounts receivable, net of allowance, and other assets, net.

11

Reconciliations
In thousands

Revenues

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Life Science	$184,213	$184,170	$194,055	$207,771	$207,795
Medical Office	171,482	174,264	177,263	179,308	184,506
CCRC	119,022	118,867	121,560	125,360	122,142
Other	6,748	5,904	5,494	5,493	5,963
Total revenues	$481,465	$483,205	$498,372	$517,932	$520,406
Life Science	—	—	—	—	—
Medical Office	—	—	—	—	—
CCRC	15	—	6,552	209	4
Other	—	—	—	—	—
Government grant income	$15	$—	$6,552	$209	$4
Life Science	—	—	—	—	—
Medical Office	—	—	—	—	—
CCRC	—	—	—	—	—
Other	(6,748)	(5,904)	(5,494)	(5,493)	(5,963)
Less: Interest income	$(6,748)	$(5,904)	$(5,494)	$(5,493)	$(5,963)
Life Science	1,521	1,487	1,431	1,267	2,938
Medical Office	737	720	732	761	756
CCRC	—	—	—	—	—
Other	17,109	17,233	18,045	18,215	18,656
Healthpeak's share of unconsolidated JVs real estate revenues	$19,367	$19,440	$20,208	$20,243	$22,350
Life Science	—	—	—	—	—
Medical Office	—	—	—	—	—
CCRC	—	—	333	—	—
Other	—	739	315	—	183
Healthpeak's share of unconsolidated JVs government grant income	$—	$739	$648	$—	$183
Life Science	(82)	(70)	(57)	(62)	(55)
Medical Office	(8,954)	(8,658)	(8,820)	(8,943)	(8,968)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Noncontrolling interests' share of consolidated JVs real estate revenues	$(9,036)	$(8,728)	$(8,877)	$(9,005)	$(9,023)
Life Science	185,652	185,588	195,429	208,976	210,678
Medical Office	163,265	166,325	169,175	171,126	176,294
CCRC	119,037	118,868	128,445	125,569	122,146
Other	17,109	17,972	18,360	18,215	18,839
Portfolio Real Estate Revenues	$485,063	$488,753	$511,409	$523,886	$527,957
Life Science	(11,030)	(11,402)	(14,272)	(21,653)	(15,231)
Medical Office	(4,337)	(4,306)	(4,180)	(3,643)	(4,780)
CCRC	—	—	—	—	—
Other	12	(4)	23	86	66
Non-cash adjustments to Portfolio Real Estate Revenues	$(15,355)	$(15,712)	$(18,429)	$(25,210)	$(19,945)

Continued

12

Reconciliations
In thousands

Revenues

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Life Science	174,622	174,186	181,157	187,323	195,447
Medical Office	158,928	162,019	164,995	167,483	171,514
CCRC	119,037	118,868	128,445	125,569	122,146
Other	17,121	17,968	18,383	18,301	18,905
Portfolio Cash Real Estate Revenues	$469,708	$473,041	$492,980	$498,676	$508,012
Life Science	11,030	11,402	14,272	21,653	15,231
Medical Office	4,337	4,306	4,180	3,643	4,780
CCRC	—	—	—	—	—
Other	(12)	4	(23)	(86)	(66)
Non-cash adjustments to Portfolio Real Estate Revenues	$15,355	$15,712	$18,429	$25,210	$19,945
Life Science	(29,131)	(31,038)	(35,239)	(44,009)	(40,999)
Medical Office	(21,346)	(24,360)	(24,526)	(25,472)	(27,407)
CCRC	—	—	(333)	—	—
Other	(17,109)	(17,972)	(18,360)	(18,215)	(18,839)
Non-SS Portfolio Real Estate Revenues	$(67,586)	$(73,370)	$(78,458)	$(87,696)	$(87,245)
Life Science	156,521	154,550	160,190	164,967	169,679
Medical Office	141,919	141,965	144,649	145,654	148,887
CCRC	119,037	118,868	128,112	125,569	122,146
Other	—	—	—	—	—
Portfolio Real Estate Revenue - SS(1)	$417,477	$415,383	$432,951	$436,190	$440,712
Life Science	(9,150)	(8,533)	(9,749)	(10,883)	(10,477)
Medical Office	(3,378)	(3,063)	(2,916)	(2,618)	(2,915)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Non-cash adjustment to SS Portfolio Real Estate Revenues	$(12,528)	$(11,596)	$(12,665)	$(13,501)	$(13,392)
Life Science	147,371	146,017	150,441	154,084	159,202
Medical Office	138,541	138,902	141,733	143,036	145,972
CCRC	119,037	118,868	128,112	125,569	122,146
Other	—	—	—	—	—
Portfolio Cash Real Estate Revenue - SS(1)	$404,949	$403,787	$420,286	$422,689	$427,320

13

Reconciliations
In thousands

Operating Expenses

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Life Science	$44,923	$43,936	$48,189	$49,446	$55,162
Medical Office	58,430	59,184	61,170	63,321	64,782
CCRC	98,799	96,127	97,888	102,277	100,264
Other	(13)	—	—	—	—
Operating expenses	$202,139	$199,247	$207,247	$215,044	$220,208
Life Science	463	520	483	483	777
Medical Office	305	258	299	301	313
CCRC	32	(346)	—	—	—
Other	13,450	13,370	14,055	14,150	14,599
Healthpeak's share of unconsolidated JVs operating expenses	$14,250	$13,802	$14,837	$14,934	$15,689
Life Science	(25)	(21)	(19)	(19)	(21)
Medical Office	(2,659)	(2,356)	(2,602)	(2,726)	(2,558)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Noncontrolling interests' share of consolidated JVs operating expenses	$(2,684)	$(2,377)	$(2,621)	$(2,745)	$(2,579)
Life Science	45,361	44,435	48,653	49,910	55,918
Medical Office	56,076	57,086	58,867	60,896	62,537
CCRC	98,831	95,781	97,888	102,277	100,264
Other	13,437	13,370	14,055	14,150	14,599
Portfolio Operating Expenses	$213,705	$210,672	$219,463	$227,233	$233,318
Life Science	(10)	(9)	(160)	(9)	(10)
Medical Office	(711)	(740)	(633)	(694)	(701)
CCRC	(724)	(1,270)	—	—	—
Other	113	27	31	32	(10)
Non-cash adjustments to Portfolio Operating Expenses	$(1,332)	$(1,992)	$(762)	$(671)	$(721)
Life Science	45,351	44,426	48,493	49,901	55,908
Medical Office	55,365	56,346	58,234	60,202	61,836
CCRC	98,107	94,511	97,888	102,277	100,264
Other	13,550	13,397	14,086	14,182	14,589
Portfolio Cash Operating Expenses	$212,373	$208,680	$218,701	$226,562	$232,597
Life Science	10	9	160	9	10
Medical Office	711	740	633	694	701
CCRC	724	1,270	—	—	—
Other	(113)	(27)	(31)	(32)	10
Non-cash adjustments to Portfolio Operating Expenses	$1,332	$1,992	$762	$671	$721
Life Science	(6,437)	(7,373)	(9,222)	(9,752)	(10,974)
Medical Office	(8,244)	(9,117)	(10,391)	(11,746)	(11,810)
CCRC	(426)	(62)	(490)	(443)	(350)
Other	(13,437)	(13,370)	(14,055)	(14,150)	(14,599)
Non-SS Portfolio Operating Expenses	$(28,544)	$(29,922)	$(34,158)	$(36,091)	$(37,733)
Continued

14

Reconciliations
In thousands

Operating Expenses

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Life Science	38,924	37,062	39,431	40,158	44,944
Medical Office	47,832	47,969	48,476	49,150	50,727
CCRC	98,405	95,719	97,398	101,834	99,914
Other	—	—	—	—	—
Portfolio Operating Expenses - SS(1)	$185,161	$180,750	$185,305	$191,142	$195,585
Life Science	(10)	(9)	(160)	(9)	(9)
Medical Office	(661)	(626)	(620)	(620)	(615)
CCRC	(724)	(1,542)	—	—	—
Other	—	—	—	—	—
Non-cash adjustment to SS Portfolio Operating Expenses	$(1,395)	$(2,177)	$(780)	$(629)	$(624)
Life Science	38,914	37,053	39,271	40,149	44,935
Medical Office	47,171	47,343	47,856	48,530	50,112
CCRC	97,681	94,177	97,398	101,834	99,914
Other	—	—	—	—	—
Portfolio Cash Operating Expenses - SS(1)	$183,766	$178,573	$184,525	$190,513	$194,961

15

Reconciliations
In thousands

Revenues	Operating Expenses

Nine Months Ended September 30, 2022		Nine Months Ended September 30, 2022
Life Science	$609,620	Life Science	$152,796
Medical Office	541,078	Medical Office	189,274
CCRC	369,062	CCRC	300,429
Other	16,950	Other	—
Total revenues	$1,536,710	Operating expenses	$642,499
Life Science	—	Life Science	1,744
Medical Office	—	Medical Office	912
CCRC	6,765	CCRC	—
Other	—	Other	42,804
Government grant income	$6,765	Healthpeak's share of unconsolidated JVs operating expenses	$45,460
Life Science	—	Life Science	(59)
Medical Office	—	Medical Office	(7,886)
CCRC	—	CCRC	—
Other	(16,950)	Other	—
Less: Interest income	$(16,950)	Noncontrolling interests' share of consolidated JVs operating expenses	$(7,945)
Life Science	5,637	Life Science	154,481
Medical Office	2,249	Medical Office	182,300
CCRC	—	CCRC	300,429
Other	54,918	Other	42,804
Healthpeak's share of unconsolidated JVs real estate revenues	$62,804	Portfolio Operating Expenses	$680,014
Life Science	—	Life Science	(178)
Medical Office	—	Medical Office	(2,028)
CCRC	334	CCRC	—
Other	497	Other	53
Healthpeak's share of unconsolidated JVs government grant income	$831	Non-cash adjustments to Portfolio Operating Expenses	$(2,153)
Life Science	(174)	Life Science	154,303
Medical Office	(26,732)	Medical Office	180,272
CCRC	—	CCRC	300,429
Other	—	Other	42,857
Noncontrolling interests' share of consolidated JVs real estate revenues	$(26,906)	Portfolio Cash Operating Expenses	$677,861
Life Science	615,083	Life Science	$178
Medical Office	516,595	Medical Office	2,028
CCRC	376,161	CCRC	—
Other	55,415	Other	(53)
Portfolio Real Estate Revenues	$1,563,254	Non-cash Portfolio Cash Operating Expenses	$2,153
Life Science	(51,155)	Life Science	(42,110)
Medical Office	(12,602)	Medical Office	(43,894)
CCRC	—	CCRC	(1,283)
Other	173	Other	(42,804)
Non-cash adjustments to Portfolio Real Estate Revenues	$(63,584)	Non-SS Portfolio Operating Expenses	$(130,091)

16

Reconciliations
In thousands

Nine Months Ended September 30, 2022		Nine Months Ended September 30, 2022
Life Science	563,928	Life Science	112,371
Medical Office	503,993	Medical Office	138,406
CCRC	376,161	CCRC	299,146
Other	55,588	Other	—
Portfolio Cash Real Estate Revenues	$1,499,670	Portfolio Operating Expenses - SS(1)	$549,923
Life Science	51,155	Life Science	(178)
Medical Office	12,602	Medical Office	(1,689)
CCRC	—	CCRC	—
Other	(173)	Other	—
Non-cash adjustments to Portfolio Real Estate Revenues	$63,584	Non-cash adjustment to SS Portfolio Operating Expenses	$(1,867)
Life Science	(157,265)	Life Science	112,193
Medical Office	(103,956)	Medical Office	136,717
CCRC	(333)	CCRC	299,146
Other	(55,415)	Other	—
Non-SS Portfolio Real Estate Revenue	$(316,969)	Portfolio Cash Operating Expenses - SS(1)	$548,056
Life Science	$457,818
Medical Office	412,639
CCRC	375,828
Other	—
Portfolio Real Estate Revenue - SS(1)	$1,246,285
Life Science	(28,925)
Medical Office	(7,007)
CCRC	—
Other	—
Non-cash adjustment to SS Portfolio Real Estate Revenues	$(35,932)
Life Science	428,893
Medical Office	405,632
CCRC	375,828
Other	—
Portfolio Cash Real Estate Revenue - SS(1)	$1,210,353
______________________________________
(1)The property count used for Portfolio Real Estate Revenues - SS, Portfolio Cash Real Estate Revenues - SS, Portfolio Operating Expenses - SS, and Portfolio Cash Operating Expenses - SS differed for the three and nine months ended September 30, 2022.

17

Reconciliations
In thousands

EBITDAre and Adjusted EBITDAre

Three Months Ended September 30, 2022
Net income (loss)	$357,986
Interest expense	44,078
Income tax expense (benefit)(1)	(3,724)
Depreciation and amortization	173,190
Other depreciation and amortization	1,315
Loss (gain) on sales of real estate(1)	5,280
Loss (gain) upon change of control	(311,438)
Share of unconsolidated JV:
Interest expense	(272)
Income tax expense (benefit)	118
Depreciation and amortization	8,704
Loss (gain) on sale of real estate from unconsolidated JVs	239
EBITDAre	$275,476
Transaction-related items, net	728
Other impairments (recoveries) and losses (gains)(2)	3,407
Casualty-related charges (recoveries)	5,380
Stock-based compensation amortization expense	4,614
Impact of transactions closed during the quarter(3)	(8)
Adjusted EBITDAre	$289,597

Adjusted Fixed Charge Coverage

Three Months Ended September 30, 2022
Interest expense, including unconsolidated JV interest expense at share	43,806
Capitalized interest	10,911
Fixed Charges	$54,717

Adjusted Fixed Charge Coverage	5.3x
  ______________________________________
(1)This amount can be reconciled by combining the balances from the corresponding line of the Consolidated Statements of Operations on page 8 of the Earnings Release and Supplemental Report and Discontinued Operations Reconciliation on page 36 of this document for the quarter ended September 30, 2022.
(2)Adjustment includes reserves for loan losses recognized in impairments and loan loss reserves (recoveries), net in the Consolidated Statements of Operations.
(3)Adjustment reflects the impact of transactions that closed during the quarter as if the transactions were completed at the beginning of the quarter.

18

Reconciliations
In thousands

Enterprise Debt and Net Debt

September 30, 2022
Bank line of credit and commercial paper	$1,585,333
Senior unsecured notes	4,657,651
Mortgage debt	347,987
Consolidated Debt	$6,590,971
Share of unconsolidated JV mortgage debt	39,776
Enterprise Debt	$6,630,747
Cash and cash equivalents(1)	(114,624)
Share of unconsolidated JV cash and cash equivalents	(24,463)
Restricted cash	(54,500)
Share of unconsolidated JV restricted cash	(3,057)
Expected net proceeds from forward contracts	(308,491)
Net Debt	$6,125,612

Financial Leverage

September 30, 2022
Enterprise Debt	$6,630,747
Enterprise Gross Assets	19,391,385
Financial Leverage	34.2%

Secured Debt Ratio

September 30, 2022
Mortgage debt	$347,987
Share of unconsolidated JV mortgage debt	39,776
Enterprise Secured Debt	$387,763
Enterprise Gross Assets	19,391,385
Secured Debt Ratio	2.0%

Net Debt to Adjusted EBITDAre

September 30, 2022
Net Debt	$6,125,612
Annualized Adjusted EBITDAre(2)	1,158,388
Net Debt to Adjusted EBITDAre	5.3x
  ______________________________________
(1)Includes cash and cash equivalents of $2 million on assets classified as discontinued operations.
(2)Represents the current quarter Adjusted EBITDAre multiplied by a factor of four.

19

Reconciliations
In thousands

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
Total Portfolio

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Net income (loss)	$61,906	$32,576	$75,343	$72,293	$357,986
Loss (income) from discontinued operations	(601)	(3,633)	(317)	(2,992)	1,298
Income (loss) from continuing operations	$61,305	$28,943	$75,026	$69,301	$359,284
Interest income	(6,748)	(5,904)	(5,494)	(5,493)	(5,963)
Interest expense	35,905	36,551	37,586	41,867	44,078
Depreciation and amortization	177,175	178,114	177,733	180,489	173,190
General and administrative	23,270	26,043	23,831	24,781	24,549
Transaction costs	—	424	296	612	728
Loss (gain) on sales of real estate, net	(14,635)	(717)	(3,856)	(10,340)	4,149
Impairments and loan loss reserves (recoveries), net	285	18,702	132	139	3,407
Other expense (income), net	(1,670)	(662)	(18,316)	(2,861)	(305,678)
Loss (gain) on debt extinguishments	667	—	—	—	—
Income tax expense (benefit)	(649)	(1,857)	777	(718)	(3,834)
Government grant income	15	—	6,552	209	4
Equity loss (income) from unconsolidated JVs	(2,327)	(1,583)	(2,084)	(382)	325
Healthpeak's share of unconsolidated JVs NOI	5,117	6,378	6,019	5,309	6,844
Noncontrolling interests' share of consolidated JVs NOI	(6,352)	(6,351)	(6,256)	(6,260)	(6,444)
Portfolio NOI	$271,358	$278,081	$291,946	$296,653	$294,639
Adjustment to Portfolio NOI	(14,023)	(13,719)	(17,666)	(24,539)	(19,224)
Portfolio Cash (Adjusted) NOI	$257,335	$264,362	$274,280	$272,114	$275,415
Interest income	6,748	5,904	5,494	5,493	5,963
Portfolio Income	$264,083	$270,266	$279,774	$277,607	$281,378
Interest income	(6,748)	(5,904)	(5,494)	(5,493)	(5,963)
Adjustment to Portfolio NOI	14,023	13,719	17,666	24,539	19,224
Non-SS Portfolio NOI	(39,042)	(43,449)	(44,300)	(51,605)	(49,512)
SS Portfolio NOI	$232,316	$234,632	$247,646	$245,048	$245,127
Non-cash adjustment to SS Portfolio NOI	(11,134)	(9,418)	(11,885)	(12,872)	(12,769)
SS Portfolio Cash (Adjusted) NOI	$221,182	$225,214	$235,761	$232,176	$232,358

20

Reconciliations
In thousands

Life Science

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Net income (loss)	$60,326	$62,419	$72,249	$78,794	$393,487
Loss (income) from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$60,326	$62,419	$72,249	$78,794	$393,487
Interest expense	46	36	—	—	—
Depreciation and amortization	79,570	78,237	78,138	79,673	70,141
Transaction costs	—	13	292	35	40
Loss (gain) on sales of real estate, net	—	—	(3,856)	—	—
Other expense (income), net	(22)	(1)	9	(29)	(311,912)
Equity loss (income) from unconsolidated JVs	(630)	(470)	(966)	(148)	877
Healthpeak's share of unconsolidated JVs NOI	1,058	967	948	784	2,161
Noncontrolling interests' share of consolidated JVs NOI	(57)	(49)	(38)	(43)	(34)
Portfolio NOI	$140,291	$141,152	$146,776	$159,066	$154,760
Adjustment to Portfolio NOI	(11,021)	(11,392)	(14,112)	(21,644)	(15,221)
Portfolio Cash (Adjusted) NOI(1)	$129,270	$129,760	$132,664	$137,422	$139,539
Adjustment to Portfolio NOI	11,021	11,392	14,112	21,644	15,221
Non-SS Portfolio NOI	(22,694)	(23,664)	(26,017)	(34,257)	(30,025)
SS Portfolio NOI	$117,597	$117,488	$120,759	$124,809	$124,735
Non-cash adjustment to SS Portfolio NOI	(9,141)	(8,524)	(9,589)	(10,874)	(10,469)
SS Portfolio Cash (Adjusted) NOI	$108,456	$108,964	$111,170	$113,935	$114,266

Medical Office

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Net income (loss)	$58,632	$27,064	$58,417	$56,929	$47,663
Loss (income) from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$58,632	$27,064	$58,417	$56,929	$47,663
Interest expense	1,104	852	1,036	1,930	1,964
Depreciation and amortization	66,189	68,232	67,773	68,873	70,917
Transaction costs	—	28	4	70	94
Impairments and loan loss (reserves) recoveries, net	1,952	19,625	—	—	—
Loss (gain) on sales of real estate, net	(14,635)	(717)	—	(10,340)	(554)
Other expense (income), net	30	241	(10,937)	(1,264)	(154)
Equity loss (income) from unconsolidated JVs	(220)	(245)	(200)	(211)	(206)
Healthpeak's share of unconsolidated JVs NOI	432	462	433	460	443
Noncontrolling interests' share of consolidated JVs NOI	(6,295)	(6,302)	(6,218)	(6,217)	(6,410)
Portfolio NOI	$107,189	$109,240	$110,308	$110,230	$113,757
Adjustment to Portfolio NOI	(3,626)	(3,566)	(3,546)	(2,949)	(4,079)
Portfolio Cash (Adjusted) NOI(1)	$103,563	$105,674	$106,762	$107,281	$109,678
Adjustment to Portfolio NOI	3,626	3,566	3,546	2,949	4,079
Non-SS Portfolio NOI	(13,102)	(15,244)	(14,135)	(13,726)	(15,597)
SS Portfolio NOI	$94,087	$93,996	$96,173	$96,504	$98,160
Non-cash adjustment to SS Portfolio NOI	(2,717)	(2,437)	(2,296)	(1,998)	(2,300)
SS Portfolio Cash (Adjusted) NOI	$91,370	$91,559	$93,877	$94,506	$95,860

21

Reconciliations
In thousands

CCRC

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Net income (loss)	$(12,170)	$(11,498)	$(2,965)	$(10,170)	$(19,821)
Loss (income) from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$(12,170)	$(11,498)	$(2,965)	$(10,170)	$(19,821)
Interest expense	1,936	1,923	1,865	1,876	1,887
Depreciation and amortization	31,416	31,645	31,822	31,943	32,132
Transaction costs	—	356	—	64	594
Other expense (income), net	(114)	314	(6,511)	(630)	7,086
Government grant income	15	—	6,552	209	4
Equity loss (income) from unconsolidated JVs	(845)	—	(539)	—	—
Healthpeak's share of unconsolidated JVs NOI	(32)	347	333	—	—
Portfolio NOI	$20,206	$23,087	$30,557	$23,292	$21,882
Adjustment to Portfolio NOI	724	1,271	—	—	—
Portfolio Cash (Adjusted) NOI(1)	$20,930	$24,358	$30,557	$23,292	$21,882
Adjustment to Portfolio NOI	(724)	(1,271)	—	—	—
Non-SS Portfolio NOI	426	61	157	443	350
SS Portfolio NOI	$20,632	$23,148	$30,714	$23,735	$22,232
Non-cash adjustment to SS Portfolio NOI	724	1,543	—	—	—
SS Portfolio Cash (Adjusted) NOI	$21,356	$24,691	$30,714	$23,735	$22,232

Other

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Net income (loss)	$9,061	$7,671	$5,709	$5,395	$(1,801)
Loss (income) from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$9,061	$7,671	$5,709	$5,395	$(1,801)
Interest income	(6,748)	(5,904)	(5,494)	(5,493)	(5,963)
Transaction costs	—	27	—	—	—
Impairments and loan loss (reserves) recoveries, net	(1,667)	(923)	132	139	3,407
Loss (gain) on sales of real estate, net	—	—	—	—	4,703
Other expense (income), net	(1)	(3)	32	(18)	—
Equity loss (income) from unconsolidated JVs	(632)	(868)	(379)	(23)	(346)
Healthpeak's share of unconsolidated JVs NOI	3,659	4,602	4,305	4,065	4,240
Portfolio NOI	$3,672	$4,602	$4,305	$4,065	$4,240
Adjustment to Portfolio NOI	(100)	(32)	(8)	54	76
Portfolio Cash (Adjusted) NOI	$3,572	$4,570	$4,297	$4,119	$4,316
Interest income	6,748	5,904	5,494	5,493	5,963
Portfolio Income	$10,320	$10,474	$9,791	$9,612	$10,279
Interest income	(6,748)	(5,904)	(5,494)	(5,493)	(5,963)
Adjustment to Portfolio NOI	100	32	8	(54)	(76)
Non-SS Portfolio NOI	(3,672)	(4,602)	(4,305)	(4,065)	(4,240)
SS Portfolio NOI	$—	$—	$—	$—	$—
SS Portfolio Cash (Adjusted) NOI	$—	$—	$—	$—	$—

22

Reconciliations
In thousands

Corporate Non-Segment

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Net income (loss)	$(53,943)	$(53,080)	$(58,067)	$(58,655)	$(61,542)
Loss (income) from discontinued operations	(601)	(3,633)	(317)	(2,992)	1,298
Income (loss) from continuing operations	$(54,544)	$(56,713)	$(58,384)	$(61,647)	$(60,244)
Interest expense	32,819	33,740	34,685	38,061	40,227
General and administrative	23,270	26,043	23,831	24,781	24,549
Transaction costs	—	—	—	443	—
Loss (gain) on debt extinguishments	667	—	—	—	—
Other expense (income), net	(1,563)	(1,213)	(909)	(920)	(698)
Income tax expense (benefit)	(649)	(1,857)	777	(718)	(3,834)
Portfolio NOI	$—	$—	$—	$—	$—
______________________________________
(1)Portfolio Income and Portfolio Cash (Adjusted) NOI are the same for Life Science, Medical Office, and CCRC for all periods presented as there is no interest income related to such segments.

23

Reconciliations
In thousands

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
For the nine months ended September 30, 2022

	Life Science	Medical Office	CCRC	Other	Corporate Non-segment	Total
Net income (loss)	$544,530	$163,007	$(32,957)	$9,304	$(178,262)	$505,622
Loss (income) from discontinued operations	—	—	—	—	(2,011)	(2,011)
Income (loss) from continuing operations	$544,530	$163,007	$(32,957)	$9,304	$(180,273)	$503,611
Interest income	—	—	—	(16,950)	—	(16,950)
Interest expense	—	4,931	5,629	—	112,971	123,531
Depreciation and amortization	227,952	207,563	95,897	—	—	531,412
General and administrative	—	—	—	—	73,161	73,161
Transaction costs	367	168	658	—	443	1,636
Impairments and loan loss (reserves) recoveries, net	—	—	—	3,678	—	3,678
Loss (gain) on sales of real estate, net	(3,856)	(10,894)	—	4,703	—	(10,047)
Other expense (income), net	(311,932)	(12,354)	(55)	13	(2,527)	(326,855)
Income tax expense (benefit)	—	—	—	—	(3,775)	(3,775)
Government grant income	—	—	6,765	—	—	6,765
Healthpeak's share of unconsolidated joint venture NOI	3,893	1,337	334	12,611	—	18,175
Noncontrolling interests' share of consolidated joint venture NOI	(115)	(18,846)	—	—	—	(18,961)
Equity loss (income) from unconsolidated JVs	(237)	(617)	(539)	(748)	—	(2,141)
Portfolio NOI	$460,602	$334,295	$75,732	$12,611	$—	$883,240
Adjustment to NOI	(50,977)	(10,574)	—	120	—	(61,431)
Portfolio Cash (Adjusted) NOI	$409,625	$323,721	$75,732	$12,731	$—	$821,809
Interest Income	—	—	—	16,950	—	16,950
Portfolio Income	$409,625	$323,721	$75,732	$29,681	$—	$838,759
Interest income	—	—	—	(16,950)		(16,950)
Adjustment to NOI	50,977	10,574	—	(120)	—	61,431
Non-SS Portfolio NOI	(115,154)	(60,061)	949	(12,611)	—	(186,877)
SS Portfolio NOI(1)	$345,448	$274,234	$76,681	$—	$—	$696,363
Non-cash adjustment to SS Portfolio NOI	(28,748)	(5,319)	—	—	—	(34,067)
SS Portfolio Cash (Adjusted) NOI(1)	$316,700	$268,915	$76,681	$—	$—	$662,296

24

Reconciliations
In thousands

For the nine months ended September 30, 2021

	Life Science	Medical Office	CCRC	Other	Corporate Non-segment	Total
Net income (loss)	$182,103	$328,975	$(28,911)	$31,673	$(20,486)	$493,354
Loss (income) from discontinued operations	—	—	—	—	(384,569)	(384,569)
Income (loss) from continuing operations	$182,103	$328,975	$(28,911)	$31,673	$(405,055)	$108,785
Interest income	—	—	—	(31,869)	—	(31,869)
Interest expense	196	1,985	5,778	—	113,470	121,429
Depreciation and amortization	224,958	187,512	93,702	—	—	506,172
General and administrative	—	—	—	—	72,260	72,260
Transaction costs	11	295	1,090	21	—	1,417
Impairments and loan loss (reserves) recoveries, net	—	1,952	—	2,506	—	4,458
Loss (gain) on sales of real estate, net	—	(189,873)	—	—	—	(189,873)
Loss (gain) on debt extinguishments	—	—	—	—	225,824	225,824
Other expense (income), net	(54)	2,483	(2,456)	(482)	(5,095)	(5,604)
Income tax expense (benefit)	—	—	—	—	(1,404)	(1,404)
Government grant income	—	—	1,412	—	—	1,412
Healthpeak's share of unconsolidated joint venture NOI	2,954	1,247	118	12,916	—	17,235
Noncontrolling interests' share of consolidated joint venture NOI	(156)	(18,990)	—	—	—	(19,146)
Equity loss (income) from unconsolidated JVs	(648)	(549)	(1,484)	(1,836)	—	(4,517)
Portfolio NOI	$409,364	$315,037	$69,249	$12,929	$—	$806,579
Adjustment to NOI	(35,197)	(7,553)	1,971	(15)	—	(40,794)
Portfolio Cash (Adjusted) NOI	$374,167	$307,484	$71,220	$12,914	$—	$765,785
Interest Income	—	—	—	31,869	—	31,869
Portfolio Income	$374,167	$307,484	$71,220	$44,783	$—	$797,654
Interest income	—	—	—	(31,869)	—	(31,869)
Adjustment to NOI	35,197	7,553	(1,971)	15	—	40,794
Non-SS Portfolio NOI	(80,175)	(50,752)	1,420	(12,929)	—	(142,436)
SS Portfolio NOI(1)	$329,189	$264,285	$70,669	$—	$—	$664,143
Non-cash adjustment to SS Portfolio NOI	(26,962)	(6,552)	1,935	—	—	(31,579)
SS Portfolio Cash (Adjusted) NOI(1)	$302,227	$257,733	$72,604	$—	$—	$632,564
______________________________________
(1)The property count used for SS Portfolio NOI and SS Portfolio Cash (Adjusted) NOI differed for the three and nine months ended September 30, 2022 and 2021.

25

Reconciliations
In thousands

Healthpeak's Share of Unconsolidated Joint Venture's NOI

Total Portfolio

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Equity income (loss) from unconsolidated JV	$2,327	$1,583	$2,084	$382	$(325)
Depreciation and amortization	4,722	5,041	5,135	5,210	8,704
General and administrative	25	6	30	71	177
Loss (gain) on sales of real estate, net	(890)	329	(210)	150	239
Other expense (income), net	(371)	(130)	(1,067)	(592)	(2,069)
Income tax expense (benefit)	(696)	(451)	47	88	118
Healthpeak's Share of unconsolidated JVs NOI	$5,117	$6,378	$6,019	$5,309	$6,844

Life Science

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Equity income (loss) from unconsolidated JV	$630	$470	$966	$148	$(877)
Depreciation and amortization	811	754	760	776	3,709
Other expense (income), net	(383)	(257)	(778)	(140)	(794)
General and administrative	—	—	—	—	123
Healthpeak's Share of unconsolidated JVs NOI	$1,058	$967	$948	$784	$2,161

Medical Office

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Equity income (loss) from unconsolidated JV	$220	$245	$200	$211	$206
Depreciation and amortization	207	228	221	226	225
General and administrative	3	4	7	17	5
Loss (gain) on sales of real estate, net	—	(17)	(2)	—	—
Other expense (income), net	—	(5)	—	—	—
Income tax expense (benefit)	2	7	7	6	7
Healthpeak's Share of unconsolidated JVs NOI	$432	$462	$433	$460	$443

26

Reconciliations
In thousands

CCRC

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Equity income (loss) from unconsolidated JV	$845	$—	$539	$—	$—
Loss (gain) on sales of real estate, net	(890)	346	(208)	150	—
Other expense (income), net	13	1	2	(150)	—
Healthpeak's Share of unconsolidated JVs NOI	$(32)	$347	$333	$—	$—

Other

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Equity income (loss) from unconsolidated JV	$632	$868	$379	$23	$346
Depreciation and amortization	3,704	4,059	4,154	4,208	4,770
General and administrative	22	2	23	54	49
Other expense (income), net	(1)	131	(291)	(302)	(1,036)
Income tax expense (benefit)	(698)	(458)	40	82	111
Healthpeak's Share of unconsolidated JVs NOI	$3,659	$4,602	$4,305	$4,065	$4,240

27

Reconciliations
In thousands

Healthpeak's Share of Unconsolidated Joint Venture's NOI

For the nine months ended September 30, 2022

	Life Science	Medical Office	CCRC	Other	Total
Equity income (loss) from unconsolidated JV	$237	$617	$539	$748	$2,141
Depreciation and amortization	5,245	672	—	13,132	19,049
General and administrative	123	30	—	126	279
Loss (gain) on sales of real estate, net	—	(2)	181	—	179
Other expense (income), net	(1,712)	—	(386)	(1,628)	(3,726)
Income tax expense (benefit)	—	20	—	233	253
Healthpeak's Share of unconsolidated JVs NOI	$3,893	$1,337	$334	$12,611	$18,175

For the nine months ended September 30, 2021

	Life Science	Medical Office	CCRC	Other	Total
Equity income (loss) from unconsolidated JV	$648	$549	$1,484	$1,836	$4,517
Depreciation and amortization	2,268	657	—	9,115	12,040
General and administrative	1	28	—	200	229
Loss (gain) on sales of real estate, net	—	—	(1,363)	—	(1,363)
Other expense (income), net	37	—	(3)	3,423	3,457
Income tax expense (benefit)	—	13	—	(1,658)	(1,645)
Healthpeak's Share of unconsolidated JVs NOI	$2,954	$1,247	$118	$12,916	$17,235

28

Reconciliations
In thousands

Noncontrolling Interests' Share of Consolidated Joint Venture's NOI

Total Portfolio

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Income (loss) from continuing operations attributable to noncontrolling interest	$7,195	$3,815	$3,730	$3,955	$4,016
Gain on sales of real estate, net	(3,385)	76	(12)	—	—
Depreciation and amortization	4,790	4,768	4,693	4,710	4,696
Other expense (income), net	105	74	195	(26)	82
Dividends attributable to noncontrolling interest	(2,353)	(2,382)	(2,350)	(2,379)	(2,350)
Noncontrolling interests' share of consolidated JVs NOI	$6,352	$6,351	$6,256	$6,260	$6,444

Life Science

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Income (loss) from continuing operations attributable to noncontrolling interest	$929	$956	$916	$946	$922
Depreciation and amortization	27	25	20	25	13
Other expense (income), net	4	—	3	2	—
Dividends attributable to noncontrolling interest	(903)	(932)	(901)	(930)	(901)
Noncontrolling interests' share of consolidated JVs NOI	$57	$49	$38	$43	$34

Medical Office

	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Income (loss) from continuing operations attributable to noncontrolling interest	$6,266	$2,859	$2,814	$3,009	$3,094
Gain on sales of real estate, net	(3,385)	76	(12)	—	—
Depreciation and amortization	4,763	4,743	4,673	4,685	4,683
Other expense (income), net	101	74	192	(28)	82
Dividends attributable to noncontrolling interest	(1,450)	(1,450)	(1,449)	(1,449)	(1,449)
Noncontrolling interests' share of consolidated JVs NOI	$6,295	$6,302	$6,218	$6,217	$6,410

29

Reconciliations
In thousands

Noncontrolling Interests' Share of Consolidated Joint Venture's NOI

For the nine months ended September 30, 2022

	Life Science	Medical Office	Total
Income (loss) from continuing operations attributable to noncontrolling interest	$2,784	$8,917	$11,701
Gain on sales of real estate, net	—	(12)	(12)
Depreciation and amortization	59	14,041	14,100
Other expense (income), net	5	247	252
Dividends attributable to noncontrolling interest	(2,733)	(4,347)	(7,080)
Noncontrolling interests' share of consolidated JVs NOI	$115	$18,846	$18,961

For the nine months ended September 30, 2021

	Life Science	Medical Office	Total
Income (loss) from continuing operations attributable to noncontrolling interest	$2,770	$11,266	$14,036
Gain on sales of real estate, net	—	(3,477)	(3,477)
Depreciation and amortization	78	14,521	14,599
Other expense (income), net	46	590	636
Dividends attributable to noncontrolling interest	(2,738)	(3,910)	(6,648)
Noncontrolling interests' share of consolidated JVs NOI	$156	$18,990	$19,146

30

Reconciliations
In thousands

CCRC Pro Forma Portfolio Real Estate Revenues and NOI(1)

Pro Forma SS Portfolio Real Estate Revenues	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Portfolio Real Estate Revenues - SS(2)	$119,037	$118,868	$128,112	$125,569	$122,146
Pro forma adjustments to exclude government grants	(15)	—	(6,552)	(209)	(4)
Pro forma Portfolio Real Estate Revenues - SS(3)	$119,022	$118,868	$121,560	$125,360	$122,143

Pro Forma SS Portfolio Cash Real Estate Revenues	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Portfolio Cash Real Estate Revenues - SS(2)	$119,037	$118,868	$128,112	$125,569	$122,146
Pro forma adjustments to exclude government grants	(15)	—	(6,552)	(209)	(4)
Pro forma Portfolio Cash Real Estate Revenues - SS(3)	$119,022	$118,868	$121,560	$125,360	$122,143

Pro Forma SS Portfolio NOI	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
SS Portfolio NOI(4)	$20,632	$23,148	$30,714	$23,735	$22,232
Pro forma adjustment to exclude government grants	(15)	—	(6,552)	(209)	(4)
Pro forma SS Portfolio NOI(3)	$20,617	$23,148	$24,162	$23,526	$22,228

Pro Forma SS Portfolio Cash (Adjusted) NOI	Three Months Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
SS Portfolio Cash (Adjusted) NOI(4)	$21,356	$24,691	$30,714	$23,735	$22,232
Pro forma adjustment to exclude government grants	(15)	—	(6,552)	(209)	(4)
Pro forma SS Portfolio Cash (Adjusted) NOI(3)	$21,341	$24,691	$24,162	$23,526	$22,228
______________________________________
(1)May not foot due to rounding.
(2)See page 12 and 13 of this document for a reconciliation of Portfolio Real Estate Revenues - SS and Portfolio Cash Real Estate Revenues - SS.
(3)Pro forma adjustments excludes government grants received under the CARES Act from Portfolio Real Estate Revenues.
(4)See page 20 through 23 of this document for a reconciliation of SS Portfolio NOI and SS Portfolio Cash (Adjusted) NOI.

31

Reconciliations
In thousands, except per month data

REVPOR CCRC(1)

	Three Months Ended
REVPOR CCRC	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Portfolio Cash Real Estate Revenues(2)	$119,037	$118,868	$128,445	$125,569	$122,146
Other adjustments to REVPOR CCRC(3)	—	—	(333)	—	—
REVPOR CCRC revenues	$119,037	$118,868	$128,112	$125,569	$122,146

Average occupied units/month	5,910	5,852	5,939	5,952	5,894
REVPOR CCRC per month(4)	$6,714	$6,770	$7,190	$7,032	$6,908

	Three Months Ended
REVPOR CCRC excluding NREF Amortization	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
REVPOR CCRC revenues	$119,037	$118,868	$128,112	$125,569	$122,146
NREF Amortization	(18,900)	(19,745)	(18,957)	(19,444)	(19,706)
REVPOR CCRC revenues excluding NREF Amortization	$100,137	$99,123	$109,155	$106,125	$102,440

Average occupied units/month	5,910	5,852	5,939	5,952	5,894
REVPOR CCRC excluding NREF Amortization per month(4)	$5,648	$5,646	$6,126	$5,943	$5,794

	Three Months Ended
SS REVPOR CCRC	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
SS REVPOR CCRC revenues(5)	$119,037	$118,868	$128,112	$125,569	$122,146

SS average occupied units/month	5,910	5,852	5,939	5,952	5,894
SS REVPOR CCRC per month(4)	$6,714	$6,770	$7,190	$7,032	$6,908

	Three Months Ended
SS REVPOR CCRC excluding NREF Amortization	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
SS REVPOR CCRC revenues(5)	$119,037	$118,868	$128,112	$125,569	$122,146
NREF Amortization	(18,900)	(19,745)	(18,957)	(19,444)	(19,706)
SS REVPOR CCRC revenues excluding NREF Amortization	$100,137	$99,123	$109,155	$106,125	$102,440

SS Average occupied units/month	5,910	5,852	5,939	5,952	5,894
SS REVPOR CCRC excluding NREF Amortization per month(4)	$5,648	$5,646	$6,126	$5,943	$5,794

	Three Months Ended
PRO FORMA SS REVPOR CCRC	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Pro Forma SS REVPOR CCRC revenues(6)	$119,022	$118,868	$121,560	$125,360	$122,143

SS average occupied units/month	5,910	5,852	5,939	5,952	5,894
SS REVPOR CCRC per month(4)	$6,713	$6,770	$6,822	$7,020	$6,908

32

Reconciliations
In thousands, except per month data

	Three Months Ended
PRO FORMA SS REVPOR CCRC excluding NREF Amortization	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Pro Forma SS REVPOR CCRC revenues(6)	$119,022	$118,868	$121,560	$125,360	$122,143
NREF Amortization	(18,900)	(19,745)	(18,957)	(19,444)	(19,706)
SS REVPOR CCRC revenues excluding NREF Amortization	$100,122	$99,123	$102,603	$105,916	$102,436

Average occupied units/month	5,910	5,852	5,939	5,952	5,894
SS REVPOR CCRC excluding NREF Amortization per month(4)	$5,647	$5,646	$5,758	$5,931	$5,794
_____________________________________
(1)May not foot due to rounding.
(2)See page 12 and 13 of this document for a reconciliation of Portfolio Cash Real Estate Revenues.
(3)Includes revenue from facilities that are held for sale or sold.
(4)Represents the quarter REVPOR CCRC divided by a factor of three.
(5)See page 12 and 13 of this document for a reconciliation of Portfolio Cash Real Estate Revenues - SS.

(6)See page 31 of this document for a reconciliation of Pro forma Portfolio Real Estate Revenues - SS which is the same as Pro Forma SS REVPOR CCRC revenues.

33

Reconciliations
In thousands

Other Pro Forma Portfolio Real Estate Revenues and NOI(1)

	Three Months Ended
Pro Forma Portfolio Real Estate Revenues	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Portfolio Real Estate Revenues(2)	$17,109	$17,972	$18,360	$18,215	$18,839
Pro forma adjustments to exclude government grants	—	(739)	(315)	—	(183)
Pro forma Portfolio Real Estate Revenues(3)	$17,109	$17,232	$18,045	$18,215	$18,657

	Three Months Ended
Pro Forma Portfolio Cash Real Estate Revenues	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Portfolio Cash Real Estate Revenues(2)	$17,121	$17,968	$18,383	$18,301	$18,905
Pro forma adjustments to exclude government grants	—	(739)	(315)	—	(183)
Pro forma Portfolio Cash Real Estate Revenues(3)	$17,121	$17,228	$18,067	$18,301	$18,722

	Three Months Ended
Pro Forma Portfolio NOI	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Portfolio NOI(4)	$3,672	$4,602	$4,305	$4,065	$4,240
Pro forma adjustments to exclude government grants	—	(739)	(315)	—	(183)
Pro forma Portfolio NOI(3)	$3,672	$3,863	$3,990	$4,065	$4,058

	Three Months Ended
Pro Forma Portfolio Cash (Adjusted) NOI	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Portfolio Cash (Adjusted) NOI(4)	$3,572	$4,570	$4,297	$4,119	$4,316
Pro forma adjustments to exclude government grants	—	(739)	(315)	—	(183)
Pro forma Portfolio Cash (Adjusted) NOI(3)	$3,572	$3,831	$3,981	$4,119	$4,134
______________________________________
(1)May not foot due to rounding.
(2)See page 12 and 13 of this document for a reconciliation of Portfolio Real Estate Revenues and Portfolio Cash Real Estate Revenues.
(3)Pro forma adjustments excludes government grants received under the CARES Act for Portfolio Real Estate Revenues.
(4)See page 20 through 23 of this document for a reconciliation of Portfolio NOI and Portfolio Cash (Adjusted) NOI.

34

Reconciliations
In thousands, except per month data

REVPOR Other(1)

	Three Months Ended
REVPOR Other	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Portfolio Cash Real Estate Revenues(2)	$17,121	$17,968	$18,383	$18,301	$18,905
Other adjustments to REVPOR Other(3)	(3,509)	(3,863)	(2,201)	(2,280)	(2,371)
REVPOR Other revenues	$13,612	$14,105	$16,182	$16,021	$16,534

Average occupied units/month	1,134	1,142	1,261	1,261	1,289
REVPOR Other per month(4)	$4,000	$4,118	$4,278	$4,234	$4,276

	Three Months Ended
Pro Forma REVPOR Other	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
REVPOR Other revenues	$13,612	$14,105	$16,182	$16,021	$16,534
Pro Forma adjustments to REVPOR Other(5)	—	(532)	(258)	—	(168)
Pro Forma REVPOR Other revenues	$13,612	$13,573	$15,923	$16,021	$16,365

Average occupied units/month	1,134	1,142	1,261	1,261	1,289
Pro Forma REVPOR Other per month(4)	$4,000	$3,963	$4,210	$4,234	$4,232
______________________________________
(1)May not foot due to rounding.
(2)See page 12 and 13 of this document for a reconciliation of Portfolio Cash Real Estate Revenues.
(3)Includes revenue for assets in redevelopment or recently completed redevelopments that are not yet stabilized.
(4)Represents the quarter REVPOR Other divided by a factor of three.
(5)Pro forma adjustments excludes government grants received under the CARES Act for the stabilized properties included in REVPOR Other revenues.

35

Reconciliations
In thousands

Discontinued Operations Reconciliation
The results of discontinued operations during the three and nine months ended September 30, 2022 and 2021, or through the disposal date of each asset or portfolio of assets held within discontinued operations if sold during such periods, as applicable, are presented below and are included within the Income (loss) from discontinued operations line of the Consolidated Statements of Operations in the accompanying Earnings Release and Supplemental Report. In order to facilitate reconciliation of amounts through this Discussion and Reconciliation of Non-GAAP Financial Measures and the accompanying Earnings Release and Supplemental Report, detailed financial information for discontinued operations for the three and nine months ended September 30, 2022 and 2021 is presented below (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues:
Rental and related revenues	$—	$694	$—	$7,535
Resident fees and services	1,284	8,507	6,765	111,777
Total revenues	1,284	9,201	6,765	119,312
Costs and expenses:
Interest expense	—	47	—	3,900
Operating	1,334	13,010	6,451	118,175
Transaction costs	—	—	—	76
Impairments and loan loss reserves (recoveries), net	—	21,740	—	32,736
Total costs and expenses	1,334	34,797	6,451	154,887
Other income (expense):
Gain (loss) on sales of real estate, net	(1,131)	26,758	1,361	408,658
Other income (expense), net	(7)	(863)	12	5,150
Total other income (expense), net	(1,138)	25,895	1,373	413,808
Income (loss) before income taxes and equity income (loss) from unconsolidated joint ventures	(1,188)	299	1,687	378,233
Income tax benefit (expense)	(110)	221	260	1,345
Equity income (loss) from unconsolidated joint ventures	—	81	64	4,991
Income (loss) from discontinued operations	$(1,298)	$601	$2,011	$384,569

36